ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

3rd Quarter 2014 Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Overview

Our Company

Retail Opportunity Investments Corporation (Nasdaq: ROIC) is a fully integrated, self-managed real estate investment trust ("REIT"). ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At September 30, 2014, ROIC's property portfolio included 58 shopping centers encompassing approximately 6.9 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Financial Data

Page

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	As Of	
	09/30/14	12/31/13
ASSETS:		
Real Estate Investments:		
Land	$ 521,240	$ 458,252
Building and improvements	1,163,078	914,182
Less: accumulated depreciation	(77,876)	(57,500)
Real Estate Investments, net	1,606,442	1,314,934
Cash and cash equivalents	10,996	7,920
Restricted cash	13,427	1,299
Tenant and other receivables, net	25,488	20,389
Deposits	5,000	775
Acquired lease intangible assets, net of accumulated amortization	69,787	55,887
Prepaid expenses	544	1,371
Deferred charges, net of accumulated amortization	36,501	33,122
Other	2,399	3,393
TOTAL ASSETS	$ 1,770,584	$ 1,439,090
LIABILITIES:		
Term loan	$ 200,000	$ 200,000
Credit facility	123,300	56,950
Senior Notes Due 2023	246,091	245,845
Mortgage notes payable	107,306	118,903
Acquired lease intangible liabilities, net of accumulated amortization	112,238	85,284
Accounts payable and accrued expenses	18,858	11,924
Tenants' security deposits	3,709	3,423
Other liabilities	14,482	11,351
TOTAL LIABILITIES	825,984	733,680
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	9	7
Additional paid-in-capital	993,075	732,702
Dividends in excess of earnings	(70,639)	(47,617)
Accumulated other comprehensive loss	(9,120)	(8,969)
Stockholders' equity	913,325	676,123
Non-controlling interests	31,275	29,287
TOTAL EQUITY	944,600	705,410
TOTAL LIABILITIES AND EQUITY	$ 1,770,584	$ 1,439,090

The Company's Form 10-Q for the quarters ended September 30, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/14	09/30/13	09/30/14	09/30/13
REVENUES:				
Base rents	$ 31,558	$ 20,687	$ 87,230	$ 60,198
Recoveries from tenants	8,144	5,330	24,137	15,550
Mortgage interest	-	211	-	623
Other income	1,154	919	2,754	1,223
TOTAL REVENUES	40,856	27,147	114,121	77,594
OPERATING EXPENSES:				
Property operating	$ 5,865	$ 4,965	$ 18,062	$ 13,205
Property taxes	4,160	2,795	11,566	7,893
Depreciation and amortization	15,365	9,755	42,986	27,813
General and administrative expenses	2,987	2,483	8,324	7,978
Acquisition transaction costs	125	641	654	1,570
Other expense	59	43	405	198
TOTAL OPERATING EXPENSES	28,561	20,682	81,997	58,657
NET OPERATING INCOME	12,295	6,465	32,124	18,937
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(6,864)	(3,704)	(20,695)	(10,974)
Gain on consolidation of joint ventures	-	20,382	-	20,382
Equity in earnings from unconsolidated joint venture	-	2,119	-	2,390
Gain on sale of real estate	1,550	-	4,869	-
Interest income	-	-	-	1
TOTAL NON-OPERATING INCOME (EXPENSES)	(5,314)	18,797	(15,826)	11,799
INCOME FROM CONTINUING OPERATIONS	6,981	25,262	16,298	30,736
Loss from discontinued operations	-	-	-	(714)
NET INCOME	$ 6,981	$ 25,262	$ 16,298	$ 30,022
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(232)	-	(584)	-
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 6,749	$ 25,262	$ 15,714	$ 30,022
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.35	$ 0.20	$ 0.46
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.34	$ 0.19	$ 0.44
Weighted average common shares outstanding - basic	91,055	72,025	80,336	65,811
Weighted average common shares outstanding - diluted	94,840	73,680	84,477	68,871

The Company's Form 10-Q for the quarters ended September 30, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/14	09/30/13	09/30/14	09/30/13
Funds from Operations (FFO) [1]:				
Net income attributable to ROIC for the period	$ 6,749	$ 25,262	$ 15,714	$ 30,022
Plus:				
Depreciation and amortization expense	15,365	9,755	42,986	27,813
Depreciation and amortization attributable to unconsolidated joint venture	-	355	-	1,060
(Gain) Loss on Sale of Real Estate	(1,550)	-	(4,869)	714
FUNDS FROM OPERATIONS - BASIC	$ 20,564	$ 35,372	$ 53,831	$ 59,609
Net income attributable to non-controlling interests for the period	232	-	584	-
FUNDS FROM OPERATIONS - DILUTED	$ 20,796	$ 35,372	$ 54,415	$ 59,609
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.23	$ 0.49	$ 0.67	$ 0.91
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.22	$ 0.48	$ 0.64	$ 0.87
Weighted average common shares outstanding - basic	91,055	72,025	80,336	65,811
Weighted average common shares outstanding - diluted	94,840	73,680	84,477	68,871
Common dividends per share	$ 0.16	$ 0.15	$ 0.48	$ 0.45
FFO Payout Ratio	72.7%	31.3%	75.0%	53.0%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income) and should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The above does not purport to disclose all items required under GAAP.

Same-Center Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended			Nine Months Ended		
	09/30/14	09/30/13	% Change	09/30/14	09/30/13	% Change
Number of shopping centers included in same-center analysis [1]	47	47		41	41	
Same-center occupancy	96.5%	94.8%	1.7%	96.4%	95.1%	1.3%
REVENUES:						
Base rents	$ 19,255	$ 18,717	2.9%	$ 49,598	$ 48,875	1.5%
Percentage rent	63	30	108.4%	245	46	431.8%
Recoveries from tenants	5,368	5,215	2.9%	15,108	13,849	9.1%
Other property income	206	287	(28.3%)	355	523	(32.1%)
TOTAL REVENUES	24,892	24,249	2.6%	65,306	63,293	3.2%
OPERATING EXPENSES:						
Property operating expenses	$ 3,889	$ 4,215	(7.7%)	$ 10,420	$ 10,863	(4.1%)
Bad debt expense	177	(44)	499.3%	1,116	374	198.0%
Property taxes	2,758	2,702	2.0%	6,983	6,721	3.9%
TOTAL OPERATING EXPENSES	6,824	6,873	(0.7%)	18,519	17,958	3.1%
SAME CENTER NET OPERATING INCOME, CASH [2]	**$ 18,068**	**$ 17,376**	**4.0%**	**$ 46,787**	**$ 45,335**	**3.2%**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items.

The above does not purport to disclose all items required under GAAP.

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	09/30/14	06/30/14	03/31/14	12/31/13
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	4.1x	3.5x	3.4x	4.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.8x	3.3x	3.2x	3.9x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA (1)	5.9x	6.9x	7.2x	7.2x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	32.7%	31.6%	38.2%	36.5%
Total debt/total equity market capitalization	48.5%	46.3%	61.9%	57.4%
Total debt/total book assets	38.2%	38.7%	45.6%	43.2%
Total debt/undepreciated book value (2)	36.6%	37.3%	43.8%	41.6%
Secured debt/undepreciated book value (2)	5.8%	6.3%	7.5%	8.0%
Market capitalization calculations, at period end:				
Common shares outstanding	91,551	90,291	73,163	72,455
Operating partnership units (OP units) outstanding	3,132	3,132	3,132	3,132
Warrants outstanding	1,290	2,549	5,303	5,943
Common stock price per share	$ 14.70	$ 15.73	$ 14.94	$ 14.72
Warrants price per share	$ 2.90	$ 3.75	$ 2.87	$ 2.92
Common shares and OP units market equity (3)	$ 1,391,840	$ 1,469,548	$ 1,093,051	$ 1,066,543
Warrants market equity	3,742	9,558	15,220	17,353
Total equity market capitalization	1,395,581	1,479,106	1,108,271	1,083,895
Total debt end of period	676,697	684,294	686,092	621,698
TOTAL MARKET CAPITALIZATION	$ 2,072,278	$ 2,163,400	$ 1,794,363	$ 1,705,593
Unsecured Senior Notes Financial Covenants:				
Total debt to total assets not to exceed 60%	39.4%	40.5%	47.2%	43.2%
Total secured debt to total assets not to exceed 40%	6.3%	6.9%	8.1%	8.3%
Total unencumbered assets to total unsecured debt not to be less than 150%	259.8%	252.5%	210.8%	231.4%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.8x	4.0x	4.3x

(1) EBITDA for quarters ending 9/30/2014 and 6/30/2014 exclude acquisition transaction costs and ground rent expense.

(2) Excludes accumulated depreciation on operating assets.

(3) Common market equity excludes OP units for the quarters ended 3/31/2014 and 12/31/2013.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Country Club Gate	$ 12,047	5.0%	4.2%	01/01/15	1.8%
Renaissance Towne Center	16,278	5.1%	4.8%	06/01/15	2.4%
Crossroads	48,795	6.5%	3.0%	09/01/15	7.2%
Gateway Village III	7,296	6.1%	4.8%	07/01/16	1.1%
Bernardo Heights	8,624	5.7%	3.3%	07/11/17	1.3%
Santa Teresa Village	10,882	6.2%	3.3%	02/01/18	1.6%
Senior Unsecured Notes	250,000	5.0%	5.2%	12/15/23	36.9%
Interest Rate Swaps	25,000	3.1%	3.1%	Various	3.7%
Total Fixed Rate Debt	$ 378,922	5.1%	4.6%		56.0%
Variable Rate Debt:					
Credit Facility	$ 123,300	1.3%	1.3%	08/29/17	18.2%
Term Loan Facility	200,000	1.5%	1.5%	08/29/17	29.6%
Interest rate swaps	(25,000)				
Total Variable Rate Debt:	$ 298,300	1.4%	1.5%		44.1%
TOTAL DEBT	$ 677,222	3.5%	3.3%		100.1%
Net unamortized premiums on mortgages	3,384				
Net unamortized discount on notes	(3,909)				
TOTAL DEBT - NET	$ 676,697				

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	Percent
Unencumbered properties	52	6,088,415	88.1%
Encumbered properties	6	819,174	11.9%
	58	6,907,589	100.0%

Summary of Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Unsecured Credit Facilities	Senior Unsecured Notes	Total	Percentage of Debt Maturing
2014	$ 475	$ -	$ -	$ -	$ 475	0.1%
2015	1,255	76,012	-	-	77,267	11.4%
2016	463	7,120	-	-	7,583	1.1%
2017	361	8,099	323,300	-	331,760	49.0%
2018	42	10,095	-	-	10,137	1.5%
2023	-	-	-	250,000	250,000	36.9%
	$ 2,596	$ 101,326	$ 323,300	$ 250,000	$ 677,222	100.0%
				Net unamortized premiums on mortgages	3,384	
				Net unamortized discount on notes	(3,909)	
					$ 676,697	

ROIC

2014 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	Purchase Amount		GLA
1Q 2014					
Tigard Marketplace	Tigard, OR	02/18/14	$	25,125	136,889
Creekside Plaza	Poway, CA	02/28/14		43,975	128,852
Total 1Q 2014				69,100	265,741
2Q 2014					
North Park Plaza	San Jose, CA	04/30/14	$	27,750	76,697
Aurora Square II	Shoreline, WA	05/22/14		15,834	65,680
Fallbrook Shopping Center	Los Angeles, CA	06/13/14		210,000	756,040
Total 2Q 2014				253,584	898,417
Total 2014 Acquisitions			$	322,684	1,164,158

ROIC

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	98.0%	$ 1,199	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	165,025	98.2%	1,758	Kmart, SaveMart (Lucky) Supermarket [2]
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	85.0%	1,923	Save Maxx Foods Supermarket, Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	100.0%	2,228	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	90.1%	1,840	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	95.2%	1,750	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%	1,801	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.0%	813	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	92.0%	2,092	Raleys (Nob Hill) Supermarket
Granada Shopping Center		Livermore	CA	06/27/13	69,325	100.0%	947	SaveMart (Lucky) Supermarket
Country Club Village		San Ramon	CA	11/26/13	111,172	93.8%	1,802	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza		San Jose	CA	04/30/14	76,697	100.0%	1,809	SF Supermarket
Northern California Totals					**1,417,659**	**94.0%**	**$ 21,811**	
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,652	99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,895	Kroger (Food 4 Less) Supermarket, Marshall's
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	96.0%	2,058	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,633	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	86.9%	2,597	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	91.2%	3,057	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,157	98.5%	2,371	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,157	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,367	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	96.8%	1,499	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	96.9%	1,158	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	90.4%	1,650	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	100.0%	1,885	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,003	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,497	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,125	National grocery tenant, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	913	Sprouts Market
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,287	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	98.9%	3,108	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza		Huntington Beach	CA	09/27/13	160,906	100.0%	3,438	Trader Joe's, Old Navy, Pier 1
Peninsula Marketplace		Huntington Beach	CA	10/15/13	95,416	100.0%	2,148	Kroger (Ralph's) Supermarket
Plaza de la Cañada		La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,402	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza		Poway	CA	02/28/14	128,852	100.0%	2,645	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center		Los Angeles	CA	06/13/14	756,040	100.0%	11,382	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx, Ross Dress For Less, Home Depot
Southern California Totals					**3,141,220**	**98.5%**	**$ 59,927**	

ROIC

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Portland Metropolitan									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	96.2%	$	1,047	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	100.0%		3,267	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%		1,675	Kroger (Fred Meyer) [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%		1,531	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,649	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	104,089	96.2%		1,084	Ross Dress For Less, Rite Aid Pharmacy, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	97.3%		780	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	98.4%		2,386	Albertson's Supermarket, Dollar Tree, Marshalls
Robinwood Shopping Center		West Linn	OR	08/23/13	70,831	96.6%		906	Walmart Neighborhood Market
Tigard Marketplace		Tigard	OR	02/18/14	136,889	99.1%		1,849	H-Mart Supermarket, Bi-Mart Pharmacy
Portland Metropolitan Totals					**1,077,252**	**98.4%**	**$**	**16,173**	
Seattle Metropolitan									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	83.2%	$	475	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,316	Haggen Food & Pharmacy
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%		1,590	Albertson's Supermarket, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	100.0%		1,824	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	73,563	100.0%		1,822	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.1%		2,493	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		314	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,510	89.3%		2,246	Safeway Supermarket
Crossroads Shopping Center		Bellevue	WA	2010/2013	463,436	99.7%		8,913	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II		Shoreline	WA	05/22/14	65,680	100.0%		1,028	Marshall's, Pier 1 Imports
Seattle Metropolitan Totals					**1,271,458**	**98.0%**	**$**	**22,021**	
TOTAL SHOPPING CENTERS					**6,907,589**	**97.4%**	**$**	**119,932**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of the Company.
*Denotes properties in same center pool for 3Q 2014.

ROIC

Top Ten Tenants

(dollars in thousands)

	Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1	Safeway Supermarket	9	475,182	7.1%	$ 5,012	4.2%
2	Kroger Supermarket	6	243,634	3.6%	3,362	2.8%
3	Marshalls / TJMaxx	7	202,086	3.0%	2,820	2.4%
4	Rite Aid Pharmacy	10	179,272	2.7%	2,623	2.2%
5	Sprouts Market	3	133,563	2.0%	1,868	1.6%
6	Ross Dress For Less	5	135,153	2.0%	1,808	1.5%
7	JP Morgan Chase	12	51,412	0.8%	1,626	1.4%
8	H-Mart Supermarket	2	104,400	1.6%	1,514	1.3%
9	Albertson's Supermarket	4	201,445	3.0%	1,364	1.1%
10	Raley's Supermarket	2	92,318	1.4%	1,361	1.1%
	Top 10 Tenants Total	60	1,818,465	27.2%	$ 23,358	19.6%
	Other Tenants	1,199	4,906,475	72.8%	96,575	80.4%
	Total Portfolio	1,259	6,724,940	100.0%	$ 119,933	100.0%

ROIC

Lease Expiration Schedule

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	1	19,251	0.3%	$ 12.90	0.2%
2015	3	113,376	1.7%	5.99	0.6%
2016	8	280,261	4.2%	8.82	2.1%
2017	7	216,755	3.2%	9.13	1.7%
2018	16	459,155	6.8%	15.34	5.9%
2019	11	294,669	4.4%	16.48	4.0%
2020	11	381,765	5.7%	11.59	3.7%
2021	3	120,129	1.8%	8.15	0.8%
2022	10	297,340	4.4%	14.45	3.6%
2023+	35	1,632,900	24.3%	15.12	17.5%
	105	3,815,601	56.7%	$ 12.57	40.0%

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	47	75,110	1.1%	$ 25.33	1.6%
2015	177	394,242	5.9%	23.42	7.7%
2016	205	415,351	6.2%	24.67	8.5%
2017	224	520,498	7.7%	25.43	11.0%
2018	165	396,230	5.9%	26.38	8.7%
2019	140	332,184	4.9%	24.86	6.9%
2020	34	130,182	1.9%	22.27	2.4%
2021	35	132,791	2.0%	23.07	2.6%
2022	37	140,828	2.1%	26.63	3.1%
2023+	90	371,923	5.5%	24.02	7.5%
	1,154	2,909,339	43.3%	$ 24.74	60.0%

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	48	94,361	1.4%	$ 22.80	1.8%
2015	180	507,618	7.5%	19.53	8.3%
2016	213	695,612	10.3%	18.29	10.6%
2017	231	737,253	11.0%	20.64	12.7%
2018	181	855,385	12.7%	20.45	14.6%
2019	151	626,853	9.3%	20.92	10.9%
2020	45	511,947	7.6%	14.31	6.1%
2021	38	252,920	3.8%	15.98	3.4%
2022	47	438,168	6.5%	18.36	6.7%
2023+	125	2,004,823	29.8%	14.92	24.9%
	1,259	6,724,940	100.0%	$ 17.83	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

Leasing Summary

	For the Three Months Ended September 30, 2014			For the Nine Months Ended September 30, 2014		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	35	-	35	94	4	98
Gross Leasable Area (sq. ft.)	91,611	-	91,611	213,332	127,560	340,892
Initial Base Rent ($/sq. ft.) (1)	$ 20.03	$ -	$ 20.03	$ 19.85	$ 8.68	$ 15.67
Tenant Improvements ($/sq. ft.)	$ 13.83	$ -	$ 13.83	$ 10.16	$ 15.64	$ 12.21
Leasing Commissions ($/sq. ft.)	$ 2.73	$ -	$ 2.73	$ 2.44	$ 1.41	$ 2.05
Weighted Average Lease Term (Yrs.)	6.9	-	6.9	6.4	10.1	7.8
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	29	2	31	100	2	102
Gross Leasable Area (sq. ft.)	56,732	69,069	125,801	196,828	69,069	265,897
Initial Base Rent ($/sq. ft.) (1)	$ 30.07	$ 15.68	$ 22.17	$ 26.28	$ 15.68	$ 23.52
Tenant Improvements ($/sq. ft.)	$ 2.80	$ -	$ 1.26	$ 0.85	$ -	$ 0.63
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.)	4.7	5.0	4.8	4.8	5.0	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	64	2	66	194	6	200
Gross Leasable Area (sq. ft.)	148,343	69,069	217,412	410,160	196,629	606,789
Initial Base Rent ($/sq. ft.) (1)	$ 23.87	$ 15.68	$ 21.27	$ 22.93	$ 11.13	$ 19.11
Tenant Improvements ($/sq. ft.)	$ 9.61	$ -	$ 6.56	$ 5.69	$ 10.15	$ 7.14
Leasing Commissions ($/sq. ft.)	$ 1.69	$ -	$ 1.15	$ 1.27	$ 0.91	$ 1.15
Weighted Average Lease Term (Yrs.)	5.9	5.0	5.7	5.6	9.0	6.5

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized, for the new or renewed tenant.

Same-Space Comparative Leasing Summary

	For the Three Months Ended September 30, 2014			For the Nine Months Ended September 30, 2014		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	22	-	22	52	3	55
Comparative GLA (sq. ft.) [(1)]	51,818	-	51,818	112,818	106,750	219,568
Prior Base Rent ($/sq. ft.) [(2)]	$ 17.40	$ -	$ 17.40	$ 19.30	$ 8.90	$ 14.24
Initial Base Rent ($/sq. ft.)	$ 22.83	$ -	$ 22.83	$ 23.53	$ 9.00	$ 16.47
Percentage Change in Base Rents	31.2%	-	31.2%	21.9%	1.2%	15.6%
Tenant Improvements ($/sq. ft.)	$ 20.84	$ -	$ 20.84	$ 13.93	$ 8.61	$ 11.35
Leasing Commissions ($/sq. ft.)	$ 2.84	$ -	$ 2.84	$ 2.69	$ 0.90	$ 1.82
Weighted Average Lease Term (Yrs.)	7.5	-	7.5	7.0	8.9	8.5
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	29	2	31	100	2	102
Comparative GLA (sq. ft.) [(1)]	56,732	69,069	125,801	196,828	69,069	265,897
Prior Base Rent ($/sq. ft.) [(2)]	$ 28.84	$ 14.32	$ 20.87	$ 24.93	$ 14.32	$ 22.18
Initial Base Rent ($/sq. ft.)	$ 30.07	$ 15.68	$ 22.17	$ 26.28	$ 15.68	$ 23.52
Percentage Change in Base Rents	4.3%	9.5%	6.2%	5.4%	9.5%	6.1%
Tenant Improvements ($/sq. ft.)	$ 2.80	$ -	$ 1.26	$ 0.85	$ -	$ 0.63
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.)	4.7	5.0	4.8	4.8	5.0	4.8
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	51	2	53	152	5	157
Comparative GLA (sq. ft.) [(1)]	108,550	69,069	177,619	309,646	175,819	485,465
Prior Base Rent ($/sq. ft.) [(2)]	$ 23.38	$ 14.32	$ 19.86	$ 22.88	$ 11.03	$ 18.59
Initial Base Rent ($/sq. ft.)	$ 26.61	$ 15.68	$ 22.36	$ 25.28	$ 11.62	$ 20.33
Percentage Change in Base Rents	13.8%	9.5%	12.6%	10.5%	5.4%	9.4%
Tenant Improvements ($/sq. ft.)	$ 11.41	$ -	$ 6.97	$ 5.62	$ 5.23	$ 5.48
Leasing Commissions ($/sq. ft.)	$ 1.36	$ -	$ 0.83	$ 0.98	$ 0.55	$ 0.82
Weighted Average Lease Term (Yrs.)	5.8	5.0	5.6	5.5	8.9	6.5

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition or were anticipated vacancies identified during acquisition due diligence.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

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